UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
 October 24, 2017
USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification

3838 West Parkway Boulevard
Salt Lake City, Utah 84120
 (Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
[ ]   Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
[ ]   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financialaccounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.02     Results of Operations and Financial Condition.

On October 24, 2017, USANA Health Sciences, Inc. (the “Company” or “USANA”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2017.  The release also announced that the Company will post a document titled “Management Commentary, Results and Outlook” on the Company’s website and that executives of the company would hold a conference call with investors, to be broadcast over the World Wide Web and by telephone and provided access information, date and time for the conference call.  The Company noted that the call will consist of brief remarks by the Company’s management team, before moving directly into questions and answers. A copy of the press release, and the Management Commentary, Results and Outlook, are furnished herewith as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.  These documents will be posted on the Company’s corporate website, www.usana.com.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 7.01     Regulation FD Disclosure.

The information disclosed above under Item 2.02, as well as the exhibits attached under Item 9.01 below are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

                      (d)  Exhibits

Exhibit No.	Description
99.1	Press release issued by USANA Health Sciences, Inc. dated October 24, 2017 (furnished herewith).

99.2	Management Commentary, Results and Outlook provided by USANA Health Sciences, Inc. dated October 24, 2017 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
USANA HEALTH SCIENCES, INC.

By: /s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer
Date: October 24, 2017

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by USANA Health Sciences, Inc. dated October 24, 2017 (furnished herewith).

99.2	Management Commentary, Results and Outlook provided by USANA Health Sciences, Inc. dated October 24, 2017 (furnished herewith).